UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	September 10, 2001

INNOFONE.COM, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-31949	98-0202313

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4390 Paletta Court, Burlington, Ontario, Canada		L7L 5R2

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(905) 637-9442

(Former name or former address, if changed since last report)

GENERAL INSTRUCTIONS

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS; and

ITEM 5. OTHER EVENTS

     On September 10, 2001, Innofone.com, Inc. (the “Company”) filed a current report on Form 8-K announcing that it had entered into an Agreement and Plan of Reorganization to acquire all of the issued and outstanding shares of the capital stock of Digital Micro Distribution Canada Inc. (“DMD”) in exchange for Sixty-seven Million (67,000,000) shares of the Company’s common stock. The transaction was completed on October 15, 2001. In accordance with Item 7(a)(4) of Form 8-K, the Company did not include either the required financial information of the business acquired (DMD), or pro forma financial information of the Company, with that report on Form 8-K, as the audits of both companies had yet to be completed. Audited financial statements and related information about the Company were filed with the Securities and Exchange Commission on October 15, 2001 as part of the Company’s annual Form 10-KSB filing. Item 7 herein supplements the earlier Form 8-K filing by providing audited financial statements of DMD, the business acquired.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)	Financial statements of business acquired:

Audited financial statements of Digital Micro Distribution Canada Inc. for its fiscal year ended July 31, 2001 are filed herewith beginning on Page 3.

(b)	Pro forma financial information:

Not applicable.

(c)	Exhibits:

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOFONE.COM, INC.

Date: December 13, 2001	By:	/s/ SUMIT MAJUMDAR

Sumit Majumdar President

DIGITAL MICRO DISTRIBUTION CANADA INC.

FINANCIAL STATEMENTS

JULY 31, 2001

[TAYLOR LEIBOW LLP LETTERHEAD]

AUDITORS’ REPORT

To the Board of Directors and the Shareholder of
Digital Micro Distribution Canada Inc.
Burlington, Ontario, Canada:

We have audited the balance sheet of Digital Micro Distribution Canada Inc. as of July 31, 2001 and 2000, and the related statements of income, shareholder’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Digital Micro Distribution Canada Inc. as of July 31, 2001 and 2000 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Taylor Leibow LLP
CHARTERED ACCOUNTANTS

Burlington, Ontario, Canada
October 5, 2001

DIGITAL MICRO DISTRIBUTION CANADA INC.

BALANCE SHEET

	As at July 31

	2001	2000
	$US	$US

ASSETS
CURRENT
Cash	—	17,531
Accounts receivable, net of allowance for doubtful accounts of $45,627 (2000 - $20,175)	230,807	136,351
Inventory	461,761	247,474
Prepaid expenses	—	4,694

	692,568	406,050
DUE FROM RELATED COMPANY (Note 3)	319,740	47,074
CAPITAL ASSETS (Note 4)	98,784	137,558
INTANGIBLE ASSETS (Note 5)	8,157	14,010

	1,119,249	604,692

LIABILITIES
CURRENT
Bank indebtedness (Note 6)	172,378	168,123
Accounts payable	173,949	115,440
Income taxes payable	261,860	55,010
Current portion of long-term debt	6,577	6,779

	614,764	345,352
LONG-TERM DEBT (Note 7)	14,800	22,595
DUE TO SHAREHOLDER (Note 8)	7,498	6,908
NOTE PAYABLE (Note 9)	42,741	48,756

	679,803	423,611

SHAREHOLDER’S EQUITY
SHARE CAPITAL (Note 10)	1	1
RETAINED EARNINGS	446,839	181,535
ACCUMULATED OTHER COMPREHENSIVE LOSS	(7,394)	(455)

	439,446	181,081

	1,119,249	604,692

(See accompanying Notes to Financial Statements)

DIGITAL MICRO DISTRIBUTION CANADA INC.

STATEMENT OF INCOME

	Year Ended July 31

	2001	2000
	$US	$US

NET SALES	1,589,777	936,687
COST OF SALES	830,605	410,352

GROSS MARGIN	759,172	526,335
FACILITATION FEES REVENUE (Note 15)	275,688	47,545

	1,034,860	573,880
GENERAL AND ADMINISTRATIVE EXPENSES	535,175	382,424

INCOME FROM OPERATIONS	499,685	191,456
INTEREST EXPENSE	24,661	23,042

INCOME BEFORE INCOME TAXES	475,024	168,414
INCOME TAXES	209,720	39,394

NET INCOME	265,304	129,020

(See accompanying Notes to Financial Statements)

DIGITAL MICRO DISTRIBUTION CANADA INC.

STATEMENT OF SHAREHOLDER’S EQUITY

	Year Ended July 31, 2001

			Accumulated
			Other
	Common	Retained	Comprehensive
	Shares	Earnings	Loss	Total
	$US	$US	$US	$US

BALANCE, BEGINNING OF YEAR	1	181,535	(455)	181,081

Net income	—	265,304	—	265,304
Foreign currency translation adjustment	—	—	(6,939)	(6,939)

COMPREHENSIVE INCOME	—	—	—	258,365

BALANCE, END OF YEAR	1	446,839	(7,394)	439,446

(See accompanying Notes to Financial Statements)

DIGITAL MICRO DISTRIBUTION CANADA INC.

STATEMENT OF CASH FLOWS

	Year Ended July 31

	2001	2000
	$US	$US

CASH RESOURCES PROVIDED BY (USED IN):
OPERATING ACTIVITIES
Net income	265,304	129,020
Items not involving cash:
Amortization	46,219	38,427

	311,523	167,447
Changes in working capital (Note 12)	(38,690)	(130,496)

	272,833	36,951

FINANCING ACTIVITIES
Increase in bank indebtedness	4,255	136,736
Increase (decrease) in due to shareholders	590	(15,803)
Increase (decrease) in note payable	(6,015)	15,935
Increase in due from related company	(272,666)	(47,074)
Increase in long-term debt	—	33,460
Repayment of long-term debt	(7,997)	(6,453)

	(281,833)	116,801

INVESTING ACTIVITIES
Purchase of capital assets	(5,817)	(120,127)
Purchase of goodwill	—	(16,812)

	(5,817)	(136,939)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(2,714)	718

(DECREASE) INCREASE IN CASH	(17,531)	17,531
CASH, BEGINNING OF YEAR	17,531	—

CASH, END OF YEAR	—	17,531

(See accompanying Notes to Financial Statements)

DIGITAL MICRO DISTRIBUTION CANADA INC.

NOTES TO FINANCIAL STATEMENTS

Year Ended July 31, 2001

1.	NATURE OF OPERATIONS

The Company disassembles and distributes used/refurbished and end-of-line personal computers, servers, peripherals and components.

2.	SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared by management in conformity with accounting principles generally accepted in the United States of America, applied on a basis consistent with prior years, and include the following significant accounting policies:

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from these estimates. These estimates are reviewed periodically and, as adjustments become necessary, they are reported in earnings in the period in which they become known.

INVENTORY

Inventory is valued at the lower of average cost, determined on a first-in, first-out basis, and net realizable value.

CAPITAL ASSETS AND AMORTIZATION

Capital assets are recorded at cost. Amortization is provided for at the following methods and rates which are designed to charge the cost of capital assets to income over their estimated useful lives:

Office equipment and computers	20% declining balance
Vehicles	30% declining balance
Warehouse equipment	20% declining balance
Web server equipment and software	30% declining balance

INTANGIBLE ASSETS AND AMORTIZATION

Intangible assets are comprised of customer lists. These lists are being amortized on a straight-line basis over three years.

IMPAIRMENT OF LONG-LIVED ASSETS

In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset’s carrying amount to determine if a write-down to market value is required. At July 31, 2001, the Company does not believe that any impairment has occurred.

DIGITAL MICRO DISTRIBUTION CANADA INC.

NOTES TO FINANCIAL STATEMENTS

Year Ended July 31, 2001

2.	SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION

Revenue is recognized when the product is shipped to the customer. Allowances for estimated bad debts, sales returns and allowances are provided when sales are recorded.

TRANSLATION OF FOREIGN CURRENCIES

The Company’s functional currency is the local currency, the Canadian dollar, and therefore assets and liabilities are translated into the U.S. dollar at current exchange rates. Revenue and expenses are translated at the weighted average exchange rate during the period. Accordingly, all gains and losses arising from the foreign currency translations have been recorded in the accompanying balance sheet as a currency translation adjustment, which is a component of shareholder’s equity.

COMPREHENSIVE INCOME

The Company has adopted Statement of Financial Accounting Standards No. 130 (“SFAS 130”), “Reporting Comprehensive Income”, which establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners or distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as a component of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. Comprehensive income is displayed in the statement of shareholder’s equity and in the balance sheet as a component of shareholder’s equity.

SEGMENT INFORMATION

SFAS No. 131, “Disclosure About Segments of an Enterprise and Related Information” (SFAS 131), defines operating segments as components of an enterprise for which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Based on the way it organizes its business for making operating decisions and assessing performance, the Company has determined that it has a single reportable operating segment.

ADVERTISING EXPENSES

Advertising expenses are charged to operations in the period in which they occurred. Advertising expenses for the years ended July 31, 2001 and 2000 were $54,782 and $20,961, respectively.

INCOME TAXES

The Company follows the asset and liability method for accounting for income taxes. Under this method, current income taxes are recognized for the estimated income taxes payable for the current year. Future income tax assets and liabilities are recognized for temporary differences between the tax and accounting bases of assets and liabilities as well as for the benefit that is likely to be realized from losses available to be carried forward to future years for tax purposes.

DIGITAL MICRO DISTRIBUTION CANADA INC.

NOTES TO FINANCIAL STATEMENTS

Year Ended July 31, 2001

2.	SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECENT ACCOUNTING PRONOUNCEMENTS

In July 2001, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 141 “Business Combinations” and SFAS No. 142 “Goodwill and Intangible Assets (“SFAS No. 142”). SFAS No. 141 requires that all business combinations initiated after June 30, 2001 be accounted for using the purchase method of accounting and prohibits the use of the pooling-of-interests method for such transactions. SFAS No. 142 applies to all goodwill and intangible assets acquired in a business combination. Under the new standard, all goodwill, including goodwill acquired before initial application of the standard, should not be amortized but should be tested for impairment at least annually at the reporting level, as defined in the standard. Intangible assets other than goodwill should be amortized over their useful lives and reviewed for impairment in accordance with SFAS no. 121. The new standard is effective for fiscal years beginning after December 15, 2001. The Company must adopt this standard on January 1, 2002. As of June 29, 2001, the Company had no unamortized goodwill.

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144 (“SFAS 144”), “accounting for the Impairment or Disposal of Long-lived Assets”. SFAS 144 superseded Statement of Financial Accounting Standards No. 121, “accounting for the Impairment of Long-lived Assets and Assets to be Disposed of” and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, “reporting the Results of Operations — Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transaction”. SFAS 144 also amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements,” to eliminate the exception to consolidation for a subsidiary for which control is likely to be temporary. The provision of SFAS 144 will be effective for fiscal years beginning after December 15, 2001.

3.	DUE FROM RELATED COMPANY

Amount due from company related through common shareholdings is unsecured, non-interest bearing with no set terms of repayment. The related company is resident in the United States of America.

4.	CAPITAL ASSETS

	2001			2000

		Accumulated
	Cost	amortization	Net	Net
	$	$	$	$

Office equipment and computers	63,361	29,961	33,400	42,373
Vehicles	5,873	3,427	2,446	3,601
Warehouse equipment	3,432	1,306	2,126	2,051
Web server equipment and software	102,206	41,394	60,812	89,533

	174,872	76,088	98,784	137,558

DIGITAL MICRO DISTRIBUTION CANADA INC.

NOTES TO FINANCIAL STATEMENTS

Year Ended July 31, 2001

5.	INTANGIBLE ASSETS

	2001	2000
	$	$

Cost of customer lists	16,313	16,812
Accumulated amortization	8,156	2,802

	8,157	14,010

6.	BANK INDEBTEDNESS

	2001	2000
	$	$

Bank overdraft	9,245	—
Operating loan	163,133	168,123

	172,378	168,123

The operating loan is due on demand. Interest is at prime plus 2% and the loan is secured by a general security agreement covering all assets other than real property, and a $169,650 guarantee and postponement of claim by the shareholder. The maximum line of credit for the Company is $163,133. The agreement with the bank requires the Company to maintain tangible net worth of $195,750. As at July 31, 2001, the Company had tangible net worth of $161,781.

7.	LONG-TERM DEBT

	2001	2000
	$	$

Bank loan, bearing interest at prime plus 7%, payable in monthly instalments of $548 plus interest, due October 23, 2004, secured by a general security agreement and a $16,312 guarantee by the shareholder	21,377	29,374
Less: current portion of long-term debt	6,577	6,779

	14,800	22,595

Approximate principal repayments required in the next four years are as follows:

2002	6,577
2003	6,577
2004	6,577
2005	1,646

Interest on long-term debt of $3,825 (2000 — $4,524) is included in bank charges and interest.

8.	DUE TO SHAREHOLDER

Amount due to shareholder is unsecured, non-interest bearing with no set terms of repayment. Since the shareholder has indicated that there will be no request for payment in the next year, the amount has been classified as a non-current liability.

DIGITAL MICRO DISTRIBUTION CANADA INC.

NOTES TO FINANCIAL STATEMENTS

Year Ended July 31, 2001

9.	NOTE PAYABLE

The note payable is unsecured, non-interest bearing with no set terms of repayment. Since the note holder has indicated that there will be no request for payment in the next year, the amount has been classified as a non-current liability.

10.	SHARE CAPITAL

	2001	2000
	$	$

AUTHORIZED
Unlimited number of common shares
ISSUED
1 common share at stated value	1	1

	1	1

11.	INCOME TAXES

The income tax expense consists of the following:

	2001	2000
	$	$

Current tax expense
Federal	131,075	23,085
Provincial	78,645	16,309
Future income tax expense	—	—

	209,720	39,394

A reconciliation of the statutory federal income tax to the actual provision is as follows:

Statutory federal income tax	115,906
Ontario provincial income tax	67,500
Permanent differences and other	26,314

Actual tax provision	209,720

The effective tax rate for the year ended July 31, 2001 was 44.15%

DIGITAL MICRO DISTRIBUTION CANADA INC.

NOTES TO FINANCIAL STATEMENTS

Year Ended July 31, 2001

12.	CHANGES IN WORKING CAPITAL

	2001	2000
	$	$

Accounts receivable	(94,456)	(89,338)
Inventory	(214,287)	(165,325)
Prepaid expenses	4,694	4,175
Accounts payable	58,509	80,782
Income taxes payable	206,850	39,210

	(38,690)	(130,496)

13.	COMMITMENTS

The Company leases office and warehouse space, vehicles and equipment under operating leases expiring in various years through 2005. At July 31, 2001, future payments in respect of all operating leases, excluding escalation charges, are as follows:

$

2002	111,583
2003	101,795
2004	13,051
2005	3,263
2006	1,958

231,650

Total rent expense charged to operations for the years ended July 31, 2001 and 2000 were approximately $36,000 and $48,000 respectively.

14.	RESEARCH AND DEVELOPMENT CLAIM

The Company has submitted a claim for Scientific Research and Experimental Development expenditures carried on in Canada for their fiscal 2000 year. The expenditures for the claim may result in tax credits of approximately $38,500. The benefit of this claim has not been recognized in the financial statements. Any amounts received as a result of the claim will be accounted for in the period in which they are received.

15.	RELATED PARTY TRANSACTIONS

During the year, the Company charged facilitation fee revenue of $275,688 (2000 – $47,545) to a company related through common shareholdings to recover certain costs incurred on behalf of the related company. These transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

DIGITAL MICRO DISTRIBUTION CANADA INC.

NOTES TO FINANCIAL STATEMENTS

Year Ended July 31, 2001

16.	FINANCIAL INSTRUMENTS

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s financial instruments consist primarily of cash, accounts receivable, accounts payable and accrued expenses, which approximate fair value because of their short maturities. The Company’s bank indebtedness and long-term debt approximate the fair value of such instruments based upon management’s best estimate of interest rates that would be available to the Company for similar financing arrangements as at July 31, 2001.

CREDIT RISK MANAGEMENT

The Company is exposed to credit risk on the accounts receivable from its customers. In order to reduce its credit risk, for selected customers the Company has obtained credit insurance for goods shipped. The Company has also adopted credit policies which include the regular review of the credit limits of its customers.

CONCENTRATION OF CREDIT RISK

The Company is subject to credit risk through trade receivables. At year end, 59% of the accounts receivable balance was from one customer. The Company has obtained credit insurance for this customer receivable. Although a substantial portion of its debtors’ ability to pay is dependent upon the technology sector and one significant customer, credit risk with respect to other trade receivables is limited by its large customer base and its geographic dispersion.

FOREIGN EXCHANGE RISK

The Company sells its products to customers and purchases certain supplies from vendors located in the United States and is therefore subject to foreign exchange fluctuations. The Company manages this risk by monitoring its United States dollar cash flow. As at July 31, 2001, the Company has United States denominated accounts receivable of $5,118 and accounts payable of $26,937.

17.	SUBSEQUENT EVENT

Subsequent to year-end, Innofone.com Inc. (a U.S. public company) signed a non-binding letter of intent to acquire all of the shares of Digital Micro Distribution Canada Inc. in exchange for shares of Innofone.com Inc. Completion of the transaction is subject to the negotiation of a stock purchase agreement, completion of due diligence, obtaining necessary regulatory and third party consents and satisfaction of customary conditions to closing. When the transaction is completed, Digital Micro Distribution Canada Inc. will become an operating subsidiary of Innofone.com Inc.